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                                EXHIBIT 10(g)(3)

        Second Amendment to The Scotts Company Executive Retirement Plan,
                         effective as of January 1, 2000


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                                SECOND AMENDMENT

                                       TO

                               THE SCOTTS COMPANY

                            EXECUTIVE RETIREMENT PLAN


         WHEREAS, The Scotts Company (the "Company") sponsors The Scotts Company Executive Retirement Plan (the "Plan"); and

         WHEREAS, the Company wants to the statement of the purpose of the Plan to reflect the current function of the Plan;

         NOW, THEREFORE, effective as of January 1, 2000, Section I of the Plan is amended to provide:

         I.       NAME AND PURPOSE

                  The Scotts Company Executive Retirement Plan provides Eligible Employees with the opportunity to defer bonuses (under the Executive Annual Incentive Plan) and compensation, and supplements the benefits of Eligible Employees under The Scotts Company Retirement Savings Plan. The benefits under the Plan are to be provided from the Plan on an unfunded basis. It is intended that the Plan be exempt from the funding, participation, vesting and fiduciary provisions of Title I of ERISA.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the 14 day of JANUARY, 2000.


                         THE SCOTTS COMPANY



                         By:  /s/ Hadia Lefavre
                            --------------------------------------------------
                              Hadia Lefavre, Senior Vice President
                              Human Resources Worldwide